STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Supplement dated April 15, 2005
             to
Prospectus dated October 1, 2004
___________________________________________________________________

As indicated in the Supplement dated March 18, 2005, the Funds' manager, Prudential Investments LLC (the "Manager") had intended to replace Jennison Associates LLC as the sub-adviser to the large-capitalization growth equity sleeves of each of Strategic Partners Conservative Allocation Fund, Strategic Partners Moderate Allocation Fund, and Strategic Partners Growth Allocation Fund (the "Funds") with Transamerica Asset Management LLC and Goldman Sachs Asset Management LP on or about March 31, 2005.

As of April 13, 2005, the Manager has determined not to proceed with this change of sub-advisers. Shareholders will be notified when a change of sub-advisers will occur once such determination has been made by the Manager. All changes of sub-advisers are subject to approval by the Board of Trustees of the Funds.


MFSP504C5